                                                               EXHIBIT VI TO THE
                                                                CREDIT AGREEMENT



                          REGISTRATION RIGHTS AGREEMENT

                            Dated as of [   ], [ ]

                                  by and among

                        REPUBLIC ENGINEERED STEELS, INC.

                                       and

                                 THE GUARANTORS
                                  named herein

                                       and

                                   THE HOLDERS
                                  named herein

                         ------------------------------

                                 $[208,460,000]

                          SENIOR SECURED NOTES DUE 2008

                                TABLE OF CONTENTS


                                                                   Page
                                                                   ----
1.   Definitions......................................................2
2.   Exchange Offer Registration......................................5
3.   Shelf Registration...............................................6
4.   Liquidated Damages...............................................7
5.   Underwritten Registrations.......................................8
6.   Registration Procedures..........................................8
7.   Registration Expenses...........................................14
8.   Indemnification.................................................14
9.   Rule 144 and 144A...............................................17
10.  Miscellaneous...................................................17
     (a)      No Inconsistent Agreements.............................17
     (b)      Adjustments Affecting Registrable Securities...........17
     (c)      Amendments and Waivers.................................17
     (d)      Notices................................................18
     (e)      Successors and Assigns.................................19
     (f)      Counterparts...........................................19
     (g)      Headings...............................................19
     (h)      Governing Law..........................................19
     (i)      Severability...........................................19
     (j)      Joint and Several Obligations..........................19
     (k)      Securities Held by the Issuers or Their Affiliates.....19


                                      -1-

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                                      -2-

                          REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (the "Agreement") is made and entered into as of [ ], [ ], by and among Republic Engineered Steels, Inc., a Delaware corporation (the "Company"), [list each domestic subsidiary of the Company] (the "Guarantors") and the Holders (as defined below) whose signatures appear on the execution pages of this Agreement (collectively with any other Holders who become parties to this Agreement, the "Holders"). The Company and the Guarantors are hereinafter collectively referred to as the "Issuers".

     This Agreement is entered into in connection with the Credit Agreement (as defined below) among the Company, the Guarantors named therein, the Lenders named therein and The Chase Manhattan Bank, DLJ Bridge Finance, Inc. and BankBoston, N.A., as Agents providing for the making of the loans thereunder in connection with the transactions contemplated thereby. Pursuant to the terms of the Credit Agreement, the Lenders may require the Issuers to exchange the loans made thereunder for long-term notes (the "Notes") as described in the Credit Agreement. In order to induce the Lenders to enter into the Credit Agreement, the Issuers have agreed to provide the registration rights set forth in this Agreement for the benefit of the Holders and their direct and indirect transferees and assigns.

     The parties hereby agree as follows:

1.   Definitions

     As used in this Agreement, the following terms shall have the following meanings:

     Advice: See the last paragraph of Section 6.

     Agreement: See the first introductory paragraph to this Agreement.

     Business Day: Any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of New York, New York or is a day on which banking institutions therein located are authorized or required by law or other governmental action to close.

     Company: See the first introductory paragraph to this Agreement.

     Conversion Date: As defined in the Credit Agreement.

     Credit Agreement: The Credit Agreement, dated as of November 6, 1998, by and among the Company, the Guarantors named therein, the Lenders named therein and The Chase Manhattan Bank, DLJ Bridge Finance, Inc. and BankBoston, N.A., as agents.

     DTC: See Section 6(i).

     Event Date: See Section 4(c).

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                                      -3-

     Exchange Effectiveness Date: 150 days after the Conversion Date.

     Exchange Effectiveness Period: See Section 2.

     Exchange Filing Date: 60 days after the Conversion Date.

     Exchange Offer Registration: See Section 2.

     Exchange Offer Consummation Date: 180 days after the Conversion Date.

     Exchange Notes: See Section 3.

     Exchange Registration Statement: See Section 2.

     Guarantors: See the first introductory paragraph to this Agreement.

     Holders: See the first introductory paragraph to this Agreement.

     Indemnified Person: See Section 8(c).

     Indemnifying Person: See Section 8(c).

     Indenture: The Indenture to be entered into by and among the Company, the Guarantors and an indenture trustee, pursuant to which the Notes will be issued, as amended or supplemented from time to time in accordance with the terms thereof.

     Inspectors: See Section 6(p).

     Issuers: See the first introductory paragraph to this Agreement.

     Liquidated Damages: See Section 4(a).

     Losses: See Section 8.

     NASD: See Section 6(n).

     Notes: The $[208,460,000] aggregate principal amount of notes of the Company being issued pursuant to the Indenture as required by the Credit Agreement.

     Participant: See Section 8(a).

     Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securi-ties covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     Registration Expenses: See Section 8(a).

     Registrable Securities: The Notes upon original issuance thereof and at all times subsequent thereto, until in the case of any such Note (i) a Registration Statement covering such Note has been declared effective and such Note has been disposed of in accordance with such effective Registration Statement, (ii) it is sold in compliance with Rule 144 or may be sold pursuant to Rule 144(k), (iii) it shall have been otherwise transferred and a new certificate for any such Note not bearing a legend restricting further transfer shall have been delivered by the Company, or (iv) it ceases to be outstanding.

     Registration Statement: Any registration statement of the Issuers filed or required to be filed with the SEC pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC.

     Rule 144A: Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

     Rule 415: Rule 415 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     SEC: The Securities and Exchange Commission.

     Securities Act: The Securities Act of 1933 as amended, and the rules and regulations of the SEC promulgated thereunder.

     Shelf Effectiveness Date: 120 days after the Shelf Filing Date.

     Shelf Filing Date: 60 days after the obligation to file a Shelf Registration Statement arises.

     Shelf Notice: See Section 3(a).

     Shelf Registration: See Section 3(b).

     Shelf Termination Date: See Section 3(b).

     Subsequent Shelf Registration: See Section 3(c).

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                                      -5-

     TIA: The Trust Indenture Act of 1939, as amended.

     Trustee: The trustee under the Indenture.

     underwritten registration or underwritten offering: A registration in which securities of any of the Issuers are sold to an underwriter for reoffering to the public.

     Withdrawal Election: See Section 4(b).

2.   Exchange Offer Registration

     The Issuers shall file with the SEC no later than the Exchange Filing Date, an offer to exchange (the "Exchange Offer Registration") for any and all of the Registrable Securities covered by such Exchange Offer Registration a like aggregate principal amount of debt securities of the Company, guaranteed by the Guarantors, which are identical in all material respects to the Notes (the "Exchange Notes") (and which are entitled to the benefits of the Indenture or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA), except that the Exchange Notes shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon. The Exchange Offer Registration shall be registered under the Securities Act on the appropriate form (the "Exchange Registration Statement") and shall comply with all applicable tender offer rules and regulations under the Exchange Act.

     Each of the Issuers agrees to use its reasonable best efforts to (x) cause the Exchange Registration Statement to be declared effective under the Securities Act on or before the Exchange Effectiveness Date; (y) keep the Exchange Offer Registration open for at least 20 business days (or longer if required by applicable law) after the date that notice of the Exchange Offer Registration is mailed to Holders of Registrable Securities (the "Exchange Effectiveness Period"); and (z) consummate the Exchange Offer Registration on or prior to the Exchange Offer Consummation Date. If after such Exchange Registration Statement is initially declared effective by the SEC, the Exchange Offer Registration or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Registration Statement shall be deemed not to have become effective for purposes of this Agreement. Each Holder of Registrable Securities who participates in the Exchange Offer Registration will be required to represent in writing that any Exchange Notes received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer Registration such Holder of Registrable Securities will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes, and that such Holder of Registrable Securities is not an affiliate of any of the Issuers within the meaning of the Securities Act.

     In connection with the Exchange Offer Registration, the Issuers shall:

     (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

     (2) utilize the services of a depositary for the Exchange Offer Registration with an address in the Borough of Manhattan, The City of New York;

     (3) permit Holders of Notes to withdraw tendered Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer Registration shall remain open; and

     (4) otherwise comply in all material respects with all applicable laws.

     As soon as practicable after the close of the Exchange Offer Registration, the Issuers shall:

     (1) accept for exchange all Notes tendered and not validly withdrawn pursuant to the Exchange Offer Registration;

     (2) deliver to the Trustee for cancellation all Notes so accepted for exchange; and

     (3) cause the Trustee to authenticate and deliver promptly to each holder of Notes, Exchange Notes, equal in principal amount to the Notes of such holder so accepted for exchange.

     The Exchange Notes may be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture, which in either event will provide that the holders of the Notes and the Exchange Notes will vote and consent together on all matters as one class and that neither the Exchange Notes nor the Notes will have the right to vote or consent as a separate class on any matter.

3.   Shelf Registration

     (a) Shelf Registration. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff, the Company is not permitted to effect the Exchange Offer Registration as contemplated by Section 2 hereof, or (ii) any Registrable Securities validly tendered pursuant to the Exchange Offer Registration are not exchanged for Exchange Notes by the Exchange Offer Consummation Date, or (iii) any applicable law or interpretations do not permit any Holder to participate in the Exchange Offer Registration, or (iv) any Holder that participates in the Exchange Offer Registration does not receive freely transferable Exchange Notes in exchange for tendered Registrable Securities, the Issuers agree to file with the SEC, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (the "Shelf Registration"). The Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Securities for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuers shall not permit any securities other than the Registrable Securities to be included in the Shelf

Registration or any Subsequent Shelf Registration. The Issuers shall use their reasonable best efforts to cause the Shelf Registration to be declared effective under the Securities Act on or prior to the Shelf Effectiveness Date and to keep such Shelf Registration continuously effective under the Securities Act until the date which is two years from the Conversion Date (subject to extension pursuant to the last paragraph of Section 6 and pursuant to Section 10) (the "Shelf Termination Date"), or such shorter period ending when all Registrable Securities covered by such Shelf Registration have been sold in the manner set forth and as contemplated in such Shelf Registration.

     (b) Subsequent Shelf Registrations. If a Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time prior to the Shelf Termination Date (other than because of the sale of all Registrable Securities covered by such Shelf Registration in the manner set forth and as contemplated in such Shelf Registration) the Issuers shall use their reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend such Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities which were covered by such Shelf Registration that have not been sold in the manner set forth and as contemplated in such Shelf Registration (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Issuers shall use their reasonable best efforts to cause such Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective until the Shelf Termination Date. As used herein the term "Shelf Registration" means the Shelf Registrations and any Subsequent Shelf Registrations.

     (c) Supplements and Amendments. The Issuers shall promptly supplement and amend a Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement or by any underwriter of such Registrable Securities.

4.   Liquidated Damages

     (a) The Issuers agree that the Holders of Registrable Securities will suffer damages if the Issuers fail to fulfill their obligations to Holders of Registrable Securities under Section 2 and/or 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if
(i) the Exchange Registration Statement is not filed with the Commission on or prior to the Exchange Filing Date or the Shelf Registration is not filed on or prior to Shelf Filing Date, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective by the Exchange Effectiveness Date or the Shelf Effectiveness Date, as the case may be, (iii) the Exchange Offer Registration is not consummated on or prior to the Exchange Offer Consummation Date (other than in the event the Company files a Shelf Registration Statement), or (iv) the Shelf Registration Statement is filed and declared effective by the Shelf Effectiveness Date but shall thereafter cease to be effective (at any time that the Company is obligated to maintain the effectiveness thereof) without being succeeded within 45 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through

(iv), a "Registration Default"), the Company will be obligated to pay liquidated damages to each Holder of Registrable Securities affected by such Registration Default, during the period of one or more such Registration Defaults, at a rate of $.192 per full or partial week per $1,000 amount of Notes until (i) the applicable Registration Statement is filed, (ii) the Exchange Registration Statement is declared effective and the Exchange Offer is consummated, (iii) the Shelf Registration Statement is declared effective or (iv) the Shelf Registration Statement again becomes effective, as the cause may be. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease.

     (b) Notwithstanding the foregoing provisions of Section 3(b), the Company may issue a notice that the Shelf Registration Statement is unusable pending the announcement of a material corporate transaction or development and may issue any notice suspending use of the Shelf Registration Statement required under applicable securities laws to be issued and, in the event that the aggregate number of days in any consecutive twelve-month period for which all such notices are issued and effective does not exceed 30 days in the aggregate, then liquidated damages shall cease to accrue during such period in which such notices are issued and effective.

     (c) The Issuers shall notify the Trustee within one Business Day after each and every date on which an event occurs in respect of which Liquidated Damages is required to be paid (an "Event Date"). Any amounts of Liquidated Damages due pursuant to Section 4(a) will be payable in cash semi-annually on each interest payment date for the Registrable Securities (to the Holders of record entitled to such interest payment), commencing with the first such date occurring after any such Liquidated Damages commence to accrue. The amount of Liquidated Damages will be determined on the basis of a 360-day year comprised of twelve 30-day months.

5.   Underwritten Registrations

     If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of the Registrable Securities included in such offering and reasonably acceptable to the Issuers.

6.   Registration Procedures

     In connection with the filing of any Registration Statement, the Issuers shall as expeditiously as possible:

     (a) Before filing any Registration Statement or Prospectus or any amendments or supplements thereto (not including documents that would be incorporated or deemed to be incorporated therein by reference), the Issuers shall afford the Holders covered by such Registration Statement, their counsel and the managing underwriters, if any, an opportunity to review, promptly, copies of all such documents proposed to be filed; provided, however, that the Issuers shall not be required to afford such persons an opportunity to review a copy of (i) any such document that has not been materially changed from a copy of such document that such person was previously afforded an opportunity to review and (ii) any amendments or supplements to a Registration Statement or Pro-spectus which are made solely as a result of any filing by the Issuers of reports required to be filed pursuant to the Exchange Act.

     (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the time periods prescribed hereby; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented.

     (c) Notify the selling Holders of Registrable Securities, their counsel and the managing underwriters, if any, promptly (but in any event within two business days after becoming aware thereof), and confirm such notice in writing,
(i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules but excluding documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose,
(iii) of the receipt by the Issuers of any notification with respect to the suspension of the qualification or exemption from qualification of such Registration Statement or any of the Registrable Securities for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (iv) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of such Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (v) of the Issuers' reasonable determination that a post-effective amendment to such Registration Statement would be appropriate.

     (d) Use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment.

     (e) If requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Securities being sold in connection with an un-derwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or such Holders reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuers received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and
(iii) supplement or make amendments to such Registration Statement.

     (f) Furnish to each selling Holder of Registrable Securities who so requests and to counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

     (g) Deliver to each selling Holder of Registrable Securities, their counsel and the underwriters, if any, without charge, as many copies of each Prospectus (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 6, each Issuer hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters or agents, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto until such time as the Issuers have notified the Holders to discontinue the use of such Prospectus.

     (h) Prior to any public offering of Registrable Securities, to register or qualify, and to cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, or the managing underwriters reasonably request in writing; provided that where Registrable Securities are offered other than through an underwritten offering, the Issuers agree to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 6(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that no Issuer shall be required to
(A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) become subject to taxation in any such jurisdiction where it is not then so subject.

     (i) Cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company ("DTC"); and enable such Registrable Securities to be in such denominations and registered in such names as the managing under-writers, if any, or selling holders of Registrable Securities may reasonably request at least two business days prior to any sale of Registrable Securities.

     (j) Upon the occurrence of any event contemplated by paragraph 6(c)(v) or 6(c)(vi), as promptly as practicable prepare and file with the SEC, at the joint and several expense of each of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (k) Use its best efforts to cause the Registrable Securities covered by a Shelf Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement or the managing underwriters, if any.

     (l) Prior to the effective date of any Registration Statement relating to the Registrable Securities, (i) provide the Trustee with printed certificates for the Registrable Securities covered by such Registration Statement in a form eligible for deposit with DTC and (ii) provide a CUSIP number(s) for the Registrable Securities.

     (m) Cooperate with each selling Holder of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

     (n) In the event a Shelf Registration is filed, and if requested by Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, (i) make such representations and warranties to the underwriters, with respect to the business of the Issuers and their respective subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings of securities similar to the Registrable Security, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Issuers and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuers or business acquired by the

Issuers for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of securities similar to the Registrable Securities; and
(iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 8 (or such other less favorable provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

     (o) Make available for inspection by a representative of the selling Holders of Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney or accountant or other agent retained by any such representative of such selling Holders or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Issuers and their subsidiaries, and cause the officers, directors and employees of the Issuers and their subsidiaries to supply all information, in each case reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that any information that is designated in writing by the Issuers, in good faith, as confidential at the time of delivery of such information, shall be kept confidential by such Inspector unless (i) disclosure of such information is required by court or administrative order, (ii) other than under the circumstances contemplated by, and for the time period permitted by, Section 10, disclosure of such information, in the opinion of counsel to such Inspector, is necessary to avoid or correct a misstatement or omission of a material fact in the Registration Statement, Prospectus or any supplement or post-effective amendment thereto or disclosure is otherwise required by law, or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector. Each selling Holder of such Registrable Securities will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuers unless and until such is made generally available to the public. Each selling Holder of such Registrable Securities will be required to further agree that it will, upon learning that disclosure of any such information is sought in a court or administrative tribunal of competent jurisdiction, give notice to the Issuers and allow the Issuers to undertake appropriate action to prevent disclosure of the information deemed confidential at its expense and will use reasonable efforts to cooperate with the Issuers in attempting to prevent such disclosure.

     (p) Provide an indenture trustee for the Registrable Securities, and cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Registrable Securities; and in connection therewith, cooperate with the trustee under any such indenture and the selling holders of the Registrable Securities, to effect such changes to such indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

     (q) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 10(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

     (r) If an Exchange Offer Registration is to be consummated, upon delivery of the Registrable Securities by such selling Holders to the Issuers (or to such other Person as directed by the Issuers) in exchange for the Exchange Notes, the Issuers shall mark, or caused to be marked, on such Registrable Securities that such Registrable Securities are being cancelled in exchange for the Exchange Notes; in no event shall such Registrable Securities be marked as paid or otherwise satisfied.

     (s) Use its best efforts to take all other steps reasonably necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

     The Issuers may require each selling Holder of Registrable Securities as to which any registration is being effected to furnish to the Issuers such information regarding such seller and the distribution of such Registrable Securities as the Issuers may, from time to time, reasonably request in writing and to otherwise cooperate in the preparation of the Registration Statement. The Issuers may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. If the identity of a seller of Registrable Securities is to be disclosed in a registration statement, such selling holder shall be permitted to include all information regarding such seller as it shall reasonably request. At any time during the effectiveness of any Registration Statement with respect to the Registrable Securities, any selling Holder becomes aware of any change materially affecting the accuracy of the information contained in the Registration Statement or related Prospectus, such Holder will notify the Issuers of such change.

     Each Holder, upon receipt of any notice from the Issuers of the happening of any event of the kind described in Section 6(c), will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus, until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c), or until it is advised in writing (the "Advice") by the Issuers that the use of the applicable Prospectus may be resumed. In the event the Issuers shall give any such notice, the Shelf Termination Date and the Exchange Effectiveness Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by
Section 6(c) or the Advice.

7.   Registration Expenses

     (a) All fees and expenses, other than underwriting discounts and commissions and transfer taxes, incident to the performance of or compliance with this Agreement by the Issuers shall be borne by the Issuers, jointly and severally, whether or not a Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Securities or Exchange Notes and determination of the eligibility of the Registrable Securities or Exchange Notes for investment under the laws of such jurisdictions (x) where the Holders of Registrable Securities are located, in the case of the Exchange Notes, or (y) as provided in Section 6(h), in the case of Registrable Securities)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities or Exchange Notes in a form eligible for deposit with DTC and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or, in respect of Registrable Securities, by the Holders of a majority in aggregate principal amount of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of one counsel for the Issuers and reasonable fees and disbursements of counsel for the sellers of Registrable Securities (subject to the provisions of Section 7(b)), (v) fees and disbursements of all independent certified public accountants referred to in
Section 6(o)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance),
(vi) the fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Rule 2720 of the Conduct Rules of the NASD, (vii) rating agency fees, (viii) fees and expenses of all other Persons retained by the Issuers, (ix) internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees of the Issuers performing legal or accounting duties) and, (xi) the expense of any annual audit (collectively, "Registration Expenses").

     (b) In connection with any Registration Statement hereunder or any amendment thereto, the Issuers shall reimburse the Holders of the Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of a majority in aggregate principal amount of the Registrable Securities to be included in such Registration Statement and other reasonable out-of-pocket expenses of the Holders of Registrable Securities incurred in connection with the registration of the Registrable Securities.

8.   Indemnification

     (a) The Issuers, jointly and severally, agree to indemnify and hold harmless each Holder of Registrable Securities covered by a Registration Statement, the officers and directors of each such person, and each person, if any, who controls any such person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or any related Prospectus (as amended or supplemented if the Issuers shall have furnished any amendments or supplements thereto) or any related preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Issuers in writing by such Participant expressly for use therein; provided that the Issuers will not be liable to any Participant with respect to any such untrue statement or omission in any preliminary prospectus that is corrected in the related Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Registrable Securities or Exchange Notes which are the subject thereof from such Participant in reliance upon such preliminary prospectus but was not sent or given a copy of the related Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities or Exchange Notes, as the case may be, to such person, unless such failure to deliver such Prospectus (as amended or supplemented) was a result of noncompliance by the Issuers with Section 6 of this Agreement.

     (b) Each Participant will be required to agree, severally and not jointly, to indemnify and hold harmless the Issuers, their respective directors and officers and each person who controls the Issuers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuers to each Participant, but only (i) with reference to information relating to such Participant furnished to the Issuers in writing by or on behalf of such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Participant in writing to the Issuers. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Securities or Exchange Notes giving rise to such obligations.

     (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure directly results in an actual loss or compromise of any material rights or defenses by the Indemnifying Person). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed at least quarterly. Any such separate firm for the Participants and such control persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Securities sold by all such Participants in the related registration and any such separate firm for the Issuers, their directors, officers and such control persons of the Issuers shall be designated in writing by the Issuers. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final non-appealable judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in the first and second paragraphs of this Section 8 is unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or by the Participants or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate under the circumstances.

     (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Securities or Exchange Notes, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (f) The indemnity and contribution agreements contained in this Section 8 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

9.   Rule 144 and 144A

     The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company is not required to file such reports, the Company will, upon the request of any Holder of Registrable Securities, make publicly available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act. The Company further covenant that, for so long as any Registrable Securities remain outstanding, to make available to any Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Registrable Securities pursuant to Rule 144A.

10.  Miscellaneous

     (a) No Inconsistent Agreements. No Issuer has entered, as of the date hereof, and no Issuer shall enter, after the date of this Agreement, into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. No Issuer has entered and no Issuer will enter into any agreement with respect to any of its securities which will grant to any person piggy-back rights with respect to a Registration Statement.

     (b) Adjustments Affecting Registrable Securities. None of the Issuers shall, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

     (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of Holders of at least a majority of the then outstanding aggregate principal amount of Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not di-rectly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in aggregate principal amount of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (d) Notices. All notices and other communications (including without limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

          (i) if to a Holder of the Registrable Securities, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 12(d), with a copy in like manner to the Holders as follows:

                           The Chase Manhattan Bank
                           DLJ Bridge Finance, Inc.
                           BankBoston, N.A.
                           c/o The Chase Manhattan Bank
                           270 Park Avenue
                           New York, New York  10017
                           Facsimile No.:  (212) 270-[    ]
                           Attention:  [             ]

     with a copy to:

                          Cahill Gordon & Reindel
                          80 Pine Street
                          New York, New York  10005
                          Facsimile No.:  (212) 269-5420
                          Attention:  Jonathan Schaffzin, Esq.

          (ii) if to the Issuers as follows:

                          Republic Engineered Steels, Inc.
                          410 Oberlin Road, S.W.
                          Massillon, Ohio  44647
                          Facsimile No.:  (330) 837-6204
                          Attention:  [              ]

     with a copy to:

                          Simpson Thacher & Bartlett
                          425 Lexington Avenue
                          New York, New York  [     ]
                          Facsimile No.:  (212) 455-2502

                           Attention:  [            ]

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if telecopied.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the person giving the same to the trustee under the Indenture at the address specified in such Indenture.

     (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities.

     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

     (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (j) Joint and Several Obligations. Each of the obligations of the Issuers under this Agreement shall be joint and several obligations of each of them.

     (k) Securities Held by the Issuers or Their Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Issuers or their affiliates (as such term is defined in Rule 405 under the

Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                         REPUBLIC ENGINEERED STEELS, INC.


                                         By:  __________________________________
                                              Name:
                                              Title:


                                         THE GUARANTORS:

                                         [                     ]


                                         By:  __________________________________
                                              Name:
                                              Title:


                                         [                            ]

                                         HOLDERS of NOTES:

                                         THE CHASE MANHATTAN BANK,
                                              on behalf of the Holders
                                                  of Notes


                                         By:  __________________________________
                                              Name:
                                              Title:


                                         DLJ BRIDGE FINANCE, INC.
                                              on behalf of the Holders
                                                  of Notes


                                         By:  __________________________________
                                              Name:
                                              Title:

                                         BANKBOSTON, N.A.,
                                              on behalf of the Holders
                                                  of Notes


                                         By:  __________________________________
                                              Name:
                                              Title: